UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 12, 2011

(Date of earliest event reported)

C. H. ROBINSON WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-23189

Delaware	41-1883630
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

14701 Charlson Road, Eden Prairie, MN 55347

(Address of principal executive offices, including zip code)

(952) 937-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The C.H. Robinson Worldwide, Inc. (the “Company”) Annual Meeting of Shareholders was held on May 12, 2011 in Eden Prairie, Minnesota. The number of outstanding shares on the record date for the Annual Meeting was 162,974,173. At the Annual Meeting, 143,434,466 shares, or approximately 88 percent of the outstanding shares, were represented in person or by proxy. The three candidates for election as Directors listed in the proxy statement were elected to serve three-year terms, expiring at the 2014 Annual Meeting of Shareholders. The proposal to approve the compensation of the Company’s named executive officers, on an advisory vote basis (“Say-on-Pay”), was approved. With respect to the proposal regarding the frequency of holding an advisory vote on the compensation of named executive officers of the Company, the shareholders, on an advisory basis, selected an annual frequency. The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year was approved. Additionally, the shareholder proposal to urge the Board of Directors to take all necessary steps (other than any steps that must be taken by shareholders) to eliminate the classification of the Board of Directors, and to require that, commencing no later than the annual meeting of 2013, all directors stand for elections annually, was approved. The results of these matters voted upon by the shareholders are as follows:

	Number of Shares
	For	Against	Abstain	Broker Non-Vote

Election of Directors
Robert Erzilov	114,617,441	2,273,313	11,994	26,531,718
Wayne M. Fortun	114,053,710	2,837,715	11,323	26,531,718
Brian P. Short	74,100,577	42,779,546	22,625	26,531,718

In addition, the terms of office of the following directors continued after the meeting: directors with terms ending in 2012: David W. MacLennan, James B. Stake, and John P. Wiehoff; directors with terms ending in 2013: ReBecca Koenig Roloff and Michael W. Wickham

Non-binding advisory vote on the compensation of named executive officers	114,799,455	1,733,011	370,282	26,531,718

	1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
Non-binding advisory vote to recommend the frequency of named officer compensation votes	105,171,082	1,784,819	9,590,908	355,939	26,531,718

Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent Registered public accounting firm	141,917,181	1,476,230	41,055	—

	For	Against	Abstain	Broker Non-Vote
Shareholder proposal to urge Board of Directors declassify the election of directors	83,406,668	33,135,159	360,921	26,531,718

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C. H. Robinson Worldwide, Inc.

By:	/s/ Ben G. Campbell
Ben G. Campbell
Vice President, General Counsel and Secretary

Date: May 16, 2011